April 22, 2026 First Quarter 2026 BWFG Investor Presentation

Forward Looking Statement Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2 2

First Quarter 2026 Highlights Key Performance MetricsKey Highlights • $113 million increase in core deposits to LQ, with $39 million from low-cost deposits • $45 million reduction in brokered deposits to LQ; $512 million reduction from peak at 4Q22 • $27 million increase in loans to LQ, with ~$190 million of originations; $34 million of which were SBA originations • $3.3 million non-interest income, driven by $2.4 million from gains on sales of SBA loans • 3.10% total deposit cost, improved 5 bps to LQ; 3.28% net interest margin • $16.9 million non-interest expense includes approximately $1 million of annual expenses that are seasonally concentrated in the first quarter; full year outlook remains unchanged • Tangible Book Value increased to $38.79 • Opened full-service branch in New York, located in Bay Ridge, Brooklyn Net Income $11.3 million Diluted Earnings Per Share $1.41 PPNR $13.3 million ROAA 1.35% ROATCE 15.00% Efficiency Ratio 55.8% 3

First Quarter 2026 Reported Results 4 Bankwell Financial Group, Inc. ($ in millions, except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Net Interest Income $ 26.9 $ 26.9 $ 26.0 $ 23.9 $ 22.1 $ 20.2 $ 20.7 $ 21.2 $ 21.1 Provision (Credit) for Credit Losses (1.0) 0.6 0.4 (0.4) 0.5 4.5 6.3 8.2 3.7 Total Noninterest Income 3.3 3.4 2.5 2.0 1.5 1.0 1.2 0.7 0.9 Total Revenue 30.2 30.3 28.5 25.9 23.6 21.2 21.9 21.9 22.1 Total Noninterest Expenses 16.9 15.5 14.6 14.5 14.1 12.6 12.9 12.2 13.3 Income before Taxes 14.4 14.2 13.5 11.8 9.0 4.1 2.7 1.5 5.1 Net Income 11.3 9.1 10.1 9.1 6.9 3.0 1.9 1.1 3.8 Diluted Earnings Per Share 1.41 1.15 1.27 1.15 0.87 0.37 0.24 0.14 0.48 Total Assets 3,373.9 3,359.9 3,244.0 3,236.6 3,183.9 3,268.6 3,161.1 3,141.7 3,155.3 Gross Loans Receivable (ex. HFS) 2,862.3 2,835.1 2,714.0 2,665.0 2,641.0 2,702.0 2,619.3 2,652.8 2,674.7 Allowance for Credit Losses on Loans & Leases (29.6) (30.7) (30.0) (29.3) (29.5) (29.0) (27.8) (36.1) (28.0) All Other Assets 541.2 555.4 559.9 600.9 572.4 595.5 569.5 525.0 508.6 Total Liabilities 3,062.0 3,058.4 2,951.2 2,953.3 2,908.7 2,998.0 2,893.2 2,874.7 2,887.2 Total Deposits 2,885.2 2,829.5 2,757.4 2,759.3 2,750.4 2,787.6 2,688.2 2,662.4 2,673.5 Borrowings 129.8 179.7 144.6 144.6 109.5 159.5 159.4 159.3 159.3 Other Liabilities 47.0 49.2 49.1 49.4 48.7 50.9 45.6 53.0 54.5 Total Shareholders’ Equity 311.9 301.5 292.8 283.3 275.2 270.5 267.9 267.0 268.0 Net Interest Margin 3.28% 3.40% 3.34% 3.10% 2.81% 2.60% 2.72% 2.75% 2.71% PPNR ROAA1 1.60% 1.80% 1.70% 1.43% 1.18% 1.05% 1.13% 1.22% 1.10% Effective Tax Rate 22% 36%2 25% 23% 23% 27% 29% 24% 26% Noninterest Expense to Average Assets 2.03% 1.87% 1.80% 1.83% 1.76% 1.56% 1.62% 1.55% 1.66% 1 A non-GAAP metric. See the Appendix and BWFG’s 1Q26 Earnings Release, “Non-GAAP Financial Measures” section for additional detail 2 Includes $1.5 million one-time adjustment to income tax provision, See the Appendix and BWFG’s 1Q26 Earnings Release, “Non-GAAP Financial Measures” section for additional detail

Maintaining Our Strong Balance Sheet 5 Unencumbered Securities Unencumbered Cash Borrowing Capacity1 1 Bank lines, including FHLB & FRB 2 Estimates, pending FRY9C & FDIC call report filings • $1,932 million total insured deposits includes: ‒ $1,852 million FDIC-insured deposits ‒ $80 million deposits secured by FHLB LOCs (municipal deposits) • 11.2% Primary Liquidity on balance sheet • Stable insured deposit base • Additional 1Q26 ratios: ‒ 9.17% TCE ratio ‒ 331% CRE Concentration Ratio ‒ 41% Construction Concentration Ratio • Repurchased 3,317 shares; Approximately 202,000 shares remaining available for repurchase under current plan Ample Liquidity Capital Generation Minimum + buffer Well Above Capital Minimums 2 Dollars in millions $1,268 $216 $160 $1,643 $953 Liquidity Uninsured Deposits 1.7X Liquidity Coverage 11.96% 12.99% 10.31%10.58% 14.00% 9.13% CET1 / RWA TRBC / RWA Leverage Bank Consolidated

6 70% $1,916 69% $1,913 69% $1,909 72% $2,028 74% $2,141 30% $835 31% $846 31% $849 28% $801 26% $744 $2,750 $2,759 $2,757 $2,829 $2,885 1Q25 2Q25 3Q25 4Q25 1Q26 Ending Balances Core Deposits Non Core Deposits Favorable Deposit Trends Dollars in millions • Core deposits grew 6%, or $113 million, sequentially and achieved 12% growth, or $225 million, compared to the same quarter last year • Low Cost balances increased $39 million sequentially, and $70 million growth, or 15%, when compared to the same quarter last year ‒ Within Low Cost growth, Analyzed Checking balances increased $24 million or 8% sequentially 1 Core deposits include DDA, NOW, Money Market, Savings, and non-brokered Time Deposits ≤ $250,000 1 Low Cost Deposits 2 $462 $515 $482 $494 $533 2 Low cost deposits include non-interest bearing deposits as well as NOW accounts with deposit rates 50 basis points or less

Deposit Pricing & Net Interest Margin NIM Total Deposit Cost IB Deposit Cost Deposit Cost & NIM Trends 4.10% 3.90% 3.84% 3.68% 3.60%3.60% 3.40% 3.30% 3.15% 3.10% 2.81% 3.10% 3.34% 3.40% 3.28% -0.05% 0.45% 0.95% 1.45% 1.95% 2.45% 2.95% 3.45% 1Q25 2Q25 3Q25 4Q25 1Q26 7 • Lower funding costs were more than offset by floating rate loan repricing, resulting in modest NIM compression in 1Q26 • Of the 12 basis-point decline versus 4Q25 NIM, approximately 7 basis points relate to the previous quarter’s longer day count • 1Q26 total deposit cost of 3.10% down 5 basis points from prior quarter’s 3.15%; March 2026 deposit ‘exit rate’ of 2.98% 5 Qtr Deposit Betas Total 73% Interest Bearing 71% Dollars in millions

Balance Sheet Repricing 8 Maturity Quarter Balance Maturity Rates Current Rates V 2Q26 $401 4.11% 3.88% -0.24% 3Q26 $273 4.07% 3.86% -0.21% 4Q26 $222 3.91% 3.83% -0.07% 1Q27 $232 3.77% 3.85% 0.08% Total $1,128 3.99% 3.85% -0.14% Dollars in millions Time Deposit Maturities Deposits • Year-to-date, repriced ~$0.3 billion of time deposits 44 basis points lower; annualized benefit of ~$1.2 million • $1.1 billion time deposits maturing in the next 12 months at ~14 basis point favorability; annualized benefit of ~$1.6 million, or ~5 basis points of NIM • $1.3 billion interest bearing non-maturity deposits; $0.3 billion indexed to Fed Funds Loans • Year-to-date, new loan rates average ~7.50%1 on ~$0.2 billion funded, replacing ~$0.2 billion runoff at average rate of ~6.25% • Loan portfolio comprised of: ‒ $1.2 billion floating rate loans ‒ ~$0.5 billion fixed-rate loans maturing in the next 12 months, at an average rate of ~5.95% Loan Repricing Time Horizon 1 New loan rates are the ‘spot’ values as of March 31st, 2026 Fixed 51% ≤ 3 Months 43% 3 - 12 months 1% > 12 Months 5%

9 Strategic Loan Portfolio Diversification 45.8% 45.2% 43.4% 39.8% 37.9% 45.5% 44.9% 45.8% 51.0% 53.5% 425% 397% 375% 344% 331% 250% 300% 350% 400% 450% 500% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q22 4Q23 4Q24 4Q25 1Q26 Positive Long Term Trends CRE Investor CRE O/O + C&I CRE Concentration Residential 1.1% C&I 25.2% CRE Owner Occupied 28.3% CRE Investor 37.9% Commercial Const. 5.4% Other 2.1% March 31, 2026 Loan Portfolio $2,867 million

$29.5 $29.3 $30.0 $30.7 $29.6 1.11% 1.10% 1.10% 1.08% 1.03% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $10 $15 $20 $25 $30 $35 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance for Credit Losses (ACL) Allowance for credit losses ACL / Loans Dollars in millions $0.1 ($0.1) ($0.3) ($0.0) $0.2 1Q25 2Q25 3Q25 4Q25 1Q26 Net Charge Offs (Recoveries) 1Q25 2Q25 3Q25 4Q25 1Q26 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-5 “Pass” $2,453 92.8% $2,523 94.5% $2,609 96.0% $2,711 95.5% $2,724 95.0% 6 “Special Mention” $163 6.2% $120 4.5% $90 3.3% $80 2.8% $981 3.4% 7 “Substandard” $27 1.0% $26 1.0% $19 0.7% $48 1.7% $44 1.5% 8 “Doubtful” $1 0.1% $0 0.0% $0 0.0% $0 0.0% $0 0.0% Total Gross Loans $2,645 $2,669 $2,718 $2,840 $2,867 Non-performing Loans $26.4 $23.9 $17.0 $16.3 $19.0 % of Total Loans 1.00% 0.89% 0.62% 0.57% 0.66% Non-performing Assets $26.4 $25.2 $18.2 $16.3 $19.0 % of Total Assets 0.83% 0.78% 0.56% 0.49% 0.56% 1 95.7% of Risk Rated 6 loans are current on payments, 99.6% are guaranteed by ultra-high net worth sponsors. 10 Credit Trends

Building Non-interest Income 11 $1.50 $2.01 $2.49 $3.38 $3.34 6.4% 7.8% 8.8% 11.1% 11.1% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% -$1.00 -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 1Q25 2Q25 3Q25 4Q25 1Q26 Quarterly Trends Non-interest Income Non-interest Income / Total Revenue • SBA division continues to execute; $34 million originations during the quarter • Service fee income grew by $178 thousand, or 30%, when compared to the same quarter last year; driven by increase in commercial clients Dollars in millions SBA Gain on Sale Income $0.4 $1.1 $1.4 $2.2 $2.4

Efficient Operating Model 12 • Assets per employee remain well above peer levels, reflecting meaningful scale relative to current staffing • 1Q26 non-interest expense of $16.9 million includes approximately $1.0 million of seasonal expenses due to annual Employee Compensation expenses and certain Professional Services $21.9 $20.2 $20.0 $20.1 $19.1 $9.1 $9.1 $9.2 $9.5 1Q25 2Q25 3Q25 4Q25 1Q26 Total Assets Per Employee Bankwell Peer Median Dollars in millions 1 1 As reported by S&P Global Market Intelligence. Peers include publicly-traded banks headquartered in the Mid-Atlantic and Northeast regions with total assets between $1 billion and $5 billion. 1Q26 Peer data not available. Bankwell’s Efficiency Ratio 59.9% 56.1% 51.4% 50.8% 55.8%

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Fixed 51% Float 42% Adjustable 7% 15 Dollars in millions 1 Yields are the ‘spot’ values as of March 31st, 2026 March 2026 Yields1 by Vintage Year Maturity Rate Reset Total Weighte d Yield % Total Loans 2026 $476 $45 $521 5.87% 18% 2027 $316 $35 $351 5.23% 12% 2028 $177 $28 $205 6.32% 7% 2029+ $493 $96 $589 5.86% 21% Total $1,462 $204 $1,667 5.79% Loan Maturities & Contractual Repricing Excluding floating rate loans Loan Portfolio Overview March 2026 Balances By Rate Structure Total Loan Portfolio = $2,867 million • 6.48% weighted average yield1 • Floating rate loans comprise 42% of portfolio, up from 23% at the end of 2024 5.28% Pre 2022 6.35% 2022 7.23% 2023 7.05% 2024 7.27% 2025 7.53% 2026

CT 24% NY 22% NJ 5% FL 15% TX 6% PA 6% OH 5% All Oth 17% Residential Care 41% Retail 15% MultiFamily 14% Office 8% Industrial Warehouse 7% Mixed Use 6% Medical Office 4% Other 3% Special Use 2% Total CRE Portfolio = $1,897 million • 57% Non-Owner Occupied • 64% weighted average LTV2 • 73% of loan balances have recourse Loans Maturing or Repricing3 in 2026 – 2027 Property Type Investor Owner Occupied Total Residential Care -- $176 $176 Retail $121 $4 $125 Office $99 $5 $104 Multifamily $85 -- $85 All Other $201 $27 $228 Total $507 $211 $718 Excluding floating rate loans By Property Type By Geography CRE Loan Portfolio1 Dollars in millions 16 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values, at origination 3 Loans subject to repricing generally have a floor of not less than the original rate

Select CRE Sectors1 1Includes Owner Occupied CRE CRE Office : $154 million exposure 5% of total loan portfolio Geography • 43 loans with $3.6 million average balance • 61% located in Bankwell’s primary market • Out of primary market loans are generally either GSA-leased, credit tenants, or owner-occupied • Loans maturing or have a rate reset as follows: Year Balance Count 2026 $79 13 2027 $27 11 2028 $1 2 2029+ $47 17 Total $154 43 Dollars in millions CRE Multifamily : $267 million exposure 9% of total loan portfolio • 91 loans with $2.9 million average balance • 19% in New York City, remaining 81% in surrounding “Tri-State” & PA • $16 million has either rent control or rent stabilized units (0.6% of total loan portfolio); $9 million guaranteed by sponsor with $1+ billion net worth and $0.5+ billion liquidity Geography NYC Multifamily Balance Loan Count % Brooklyn $38.9 5 78.3% Manhattan $5.9 2 11.9% Queens $4.9 1 9.8% Total $49.7 8 100% 17 CT - Fairfield County $43.8 CT - All Other $3.4 NY - Westchester County $10.0 NY - NYC $8.4 NJ $28.5 TX $28.0 MS $17.4 GA $12.4 FL $2.2 CT - Fairfield County $50.5 CT - New Haven County $94.3 CT - All Other $21.6 NY - NYC $49.7 NY - Rockland County $22.3 PA $21.4 NJ $7.0

Health Care & Social Assistance 39% Insurance (Primarily Brokers) 21% Finance 15% Real Estate and Rental/Leasing 8% Other 8% Admin & Support, Waste Mgmt, Remediation Svcs 3% Retail Trade 2% Manufacturing 2% Arts, Entertainment & Recreation 2% 1 Does not Include Owner Occupied CRE C&I Loan Portfolio1 18 By Industry Type • 95% of C&I portfolio has recourse • 100% of Healthcare loans have recourse − Primarily consists of working capital lines secured by government accounts receivable • Insurance lending primarily to brokers of home and auto insurance Total C&I Portfolio = $723 million

Skilled Nursing Facilities 78% Assisted Living 8% Recovery 7% Other 7% Healthcare Portfolio Composition CRE Skilled Nursing Facility By State 1 Includes Physicians and Social/Family Services 19 Combined Healthcare Dollars in millions $1,059 million combined Healthcare portfolio • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 20 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends – Certificate of need programs 1 FL 36% OH 14% TX 9% NY 7% AL 5% PA 4% IN 3% VA 3% All Other 19%

$1,774 $1,785 $2,083 $2,271 $2,371 $1,027 $952 $705 $559 $514 $2,801 $2,737 $2,788 $2,829 $2,885 - $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q22 4Q23 4Q24 4Q25 1Q26 Non-Brokered Brokered Reduced Reliance onReduced Reliance on Brokered Deposits Dollars in millions Brokered deposit balances reduced $513 million from peak 20

Reconciliation of non-GAAP Metrics As of Computation of Fully Diluted Tangible Book Value per Common Share March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total shareholders' equity $ 311,866 $ 301,489 $ 292,791 $ 283,290 $ 275,214 Less: Preferred stock -- -- -- -- -- Common shareholders' equity $ 311,866 $ 301,489 $ 292,791 $ 283,290 $ 275,214 Less: Goodwill 2,589 2,589 2,589 2,589 2,589 Other intangibles -- -- -- -- -- Tangible common shareholders' equity $ 309,277 $ 298,900 $ 290,202 $ 280,701 $ 272,625 Common shares issued and outstanding 7,973,180 7,899,943 7,877,443 7,873,387 7,888,013 Fully Diluted Tangible Book Value per Common Share $ 38.79 $ 37.84 $ 36.84 $ 35.65 $ 34.56 Dollars in thousands 21 As of Computation of Tangible Common Equity to Tangible Assets March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total Equity $ 311,866 $ 301,489 $ 292,791 $ 283,290 $ 275,214 Less: Goodwill 2,589 2,589 2,589 2,589 2,589 Other intangibles -- -- -- -- -- Tangible Common Equity $ 309,277 $ 298,900 $ 290,202 $ 280,701 $ 272,625 Total Assets $ 3,373,859 $ 3,359,859 $ 3,243,963 $ 3,236,593 $ 3,183,893 Less: Goodwill 2,589 2,589 2,589 2,589 2,589 Other intangibles -- -- -- -- -- Tangible Assets $ 3,371,270 $ 3,357,270 $ 3,241,374 $ 3,234,004 $ 3,181,304 Tangible Common Equity to Tangible Assets 9.17% 8.90% 8.95% 8.68% 8.57%

Reconciliation of non-GAAP Metrics For the Quarter Ended Pre Provision Net Revenue (PPNR) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net interest income $ 26,886 $ 26,946 $ 25,987 $ 23,936 $ 22,066 Total noninterest income 3,343 3,376 2,495 2,012 1,505 Total revenues 30,329 30,322 28,482 25,948 23,571 Less Total noninterest expense 16,889 15,470 14,631 14,546 14,141 PPNR $ 13,340 $ 14,852 $ 13,851 $ 11,402 $ 9,430 Dollars in thousands 22

Bankwell Financial Group (Nasdaq: BWFG) 23 $3.4B Total Assets $2.9B Loans $0.31B Equity $2.9B Deposits 55.8% Efficiency Ratio ~180 Employees 9.17% TCE Ratio 10.58% Consolidated CET1 Ratio 1 Current Footprint At A Glance (as of March 31, 2026) 1 Estimate, pending FRY9C filing.